BILL OF SALE, BLANKET CONVEYANCE
                                 AND ASSIGNMENT
                                HARRISONBURG, VA
     This Bill of Sale, Blanket Conveyance and Assignment (this "Assignment") is
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executed  by ALCO IX, LLC, a North Carolina limited liability company ("Tenant")
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and  BCC  at Harrisonburg, Inc., a Delaware corporation ("Manager", and together
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with Tenant, collectively,  "Assignor"), to and for the benefit of HRT Holdings,
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Inc.,  a  Delaware  corporation  ("HCRT  Assignee")  and Emeritus Corporation, a
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Washington  corporation  ("Emeritus  Assignee", and together with HCRT Assignee,
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collectively,  "Assignee").
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                                    RECITALS
     WHEREAS,  Tenant  leases  the  property  described  on Exhibit "A" attached
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hereto (the "Property") from HCRT Assignee pursuant to the Lease Agreement dated
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as  of  June  15,  1998  (as  the  same  has  been  amended  from  time to time, collectively,  the  "Lease");  and
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WHEREAS, Tenant operates an assisted living facility (the "Facility") located on
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the  Property,  which  Facility  is  managed  by  Manager;  and
WHEREAS, Tenant desires HCRT Assignee to terminate the Lease and HCRT Assignee desires for Assignor to sell, assign and convey unto HCRT Assignee or Emeritus Assignee, as the case may be, the Assigned Properties (as defined below). NOW, THEREFORE, in consideration of the foregoing and Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor and Assignee hereby act and agree as follows:
1.     CONVEYANCE  TO HCRT ASSIGNEE.  Assignor does hereby GRANT, BARGAIN, SELL,
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CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER to and VEST in HCRT Assignee, its
successors  and  assigns,  the  following  properties  (collectively,  the "HCRT
                                                                            ----
Assigned  Properties"),  excluding,  however, (i) the items set forth on Exhibit
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"B"  attached  hereto  (collectively,  the  "Emeritus  Assigned  Properties" and
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together  with  the  HCRT  Assigned  Properties,  collectively,  the  "Assigned
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Properties"),  which  Emeritus  Assigned  Properties  shall  be  transferred  to
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Emeritus  Assignee  in  accordance  with Section 2 below, and (ii) the items set
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forth  on  Exhibit  C  attached  hereto,  which  shall  be retained by Assignor:
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     (a)     Any  and all personal property, tangible and intangible, equipment, appliances, furniture, furnishings, building materials, improvements, and other personalty of whatever kind or character owned by Assignor, lying and being situated at, incidental to, appurtenant to, or associated or used in connection with the ownership, use, operation, repair and maintenance of the Property, including all fixtures and other property affixed thereto, all heating, air conditioning, plumbing, lighting, communications, elevators and kitchen, medical, dental or rehabilitation fixtures, all gas and electric fixtures, appliances and wiring, engines, boilers, elevators, escalators, incinerators, motors, dynamos, heating and air conditioning equipment, sinks, water closets, basins, pipes, electrical systems, faucets, fire prevention and extinguishing apparatus, central music and public address systems, burglar alarms, security systems and equipment, and other furnishings and decor equipment, spare parts, materials, and supplies for the ownership, use, operation, maintenance, and repair of the Property or the personal property referred to herein or both, tools, supplies, and all other personal property owned by Assignor that is located on or is used in connection with the ownership, use, operation, maintenance, or repair of the Property or the personal property referred to herein or both, whether tangible or intangible, paving, curbing, trees, shrubs, plants and other improvements, and landscaping of every kind and nature (collectively, the "Personalty").
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(b)     To  the  extent  assignable,  all of Assignor's rights in and to (i) all licenses,  permits,  approvals  and  similar documents relating to the Property,
(ii) all plans, drawings, specifications, surveys, engineering reports, and other technical descriptions relating to the Property, (iii) all warranties and guaranties (express or implied) issued in connection with or arising out of (a) the purchase or repair of all fixtures, fittings, appliances, apparatus, equipment, machinery and other personal property owned by Assignor, if any, and affixed or attached to or placed or situated upon, or used or acquired in connection with the Property, or (b) the construction, alteration, maintenance and repair of any of the improvements located on the Property, and (iv) all other property (real, personal or mixed), owned or held by Assignor which relate in any way to the design, construction, use, leasing, maintenance, service or operation of the Property or the Personalty.
     2.     CONVEYANCE  TO  EMERITUS  ASSIGNEE.  Assignor  does  hereby  GRANT,
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BARGAIN,  SELL,  CONVEY,  ASSIGN,  TRANSFER, SET OVER and DELIVER to and VEST in
Emeritus Assignee, its successors and assigns, the Emeritus Assigned Properties.
3.     REPRESENTATION  REGARDING TITLE.  Assignor hereby represents and warrants
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to  Assignee  that Assignor is the owner of all right, title and interest in and to the Assigned Properties, that the Assigned Properties are free and clear of all liens, charges and encumbrances other than those created in favor of Assignee and those created in favor of Town and Country Leasing, LLC and GE Capital (previously Phoenixcor, Inc.) in connection with motor vehicle financing and that Assignor has full right, power and authority to sell the Assigned Properties Property and to make this Assignment. Assignor shall warrant and forever defend title to the Property unto Assignee.
4.     ACKNOWLEDGMENTS  OF  ASSIGNEE.  Notwithstanding  the  warranty  as  to
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merchantable title, Assignor sells and conveys the Assigned Properties hereunder
       -
to Assignee in its present condition, AS IS, WHERE IS, AND WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER.
5.     COUNTERPARTS;  GOVERNING  LAW;  SUCCESSORS  AND ASSIGNS; AUTHORITY.  This
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Assignment  may  be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. This Assignment shall be construed and enforced in accordance with and governed by the internal laws of the state or commonwealth where the Property is located. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns. Each of Assignor and Assignee represents and warrants to the other that it is fully empowered and authorized to execute and deliver this Assignment, and the individuals signing this Assignment each represent and warrant that he or she is fully empowered and authorized to do so.
6.     FURTHER  ASSURANCES.  The  parties agree to take all such further actions
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and  execute,  acknowledge  and  deliver  all  such  further  documents that are reasonably necessary or useful in carrying out the purposes of this Assignment. IN WITNESS WHEREOF, this Assignment is executed by the parties as of, 2003.
ASSIGNOR:
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WITNESSES:                              ALCO  IX,  LLC
                                   By:     BCC  at  Harrisonburg,
     Inc.,  its  sole  member  and  manager

     By:     /s/  Robin  L.  Barber
             ----------------------
     Name:     Robin  L.  Barber
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                                   Title:     Vice  President  and  Secretary
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WITNESSES:                              BCC  AT  HARRISONBURG,  INC.

     By:     /s/  Robin  L.  Barber
             ----------------------
     Name:     Robin  L.  Barber
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                                   Title:     Vice  President  and  Secretary
                                              -------------------------------

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                              HCRT  ASSIGNEE:
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WITNESSES:                              HRT  HOLDINGS,  INC.

     By:     /s/  John M. Bryant, Jr.
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     Name:   John M. Bryant, Jr.
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                                   Title:     Vice  President
                                              ---------------

EMERITUS  ASSIGNEE:
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WITNESSES:                              EMERITUS  CORPORATION


     By:     /s/  Raymond  R.  Brandstrom
             ----------------------------
     Name:     Raymond  R.  Brandstrom
               -----------------------

                                   Title:     Chief  Financial  Officer
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
                                   EXHIBIT "A"
                        LEGAL DESCRIPTION OF THE PROPERTY

                                  SEE ATTACHED

                                   EXHIBIT "B"

                          EMERITUS ASSIGNED PROPERTIES

1.     1998  Braun  Conversion  Van,  VIN#  1FTSS34LXWH44691.

2. All consumable inventories of every kind and nature whatsoever (including, without limitation, all pharmacy supplies, medical supplies, office supplies, other supplies and foodstuffs) owned by Assignor and located at the Facility.

3.     Telephone  and  facsimile  numbers  of  the  Facility.
4. All books and records of the Facility maintained at the Facility, including resident and employee records but specifically excluding Assignor's corporate and regional accounting and proprietary and confidential books and records.

                                   EXHIBIT "C"
                   ITEMS EXCLUDED FROM THE ASSIGNED PROPERTIES
1. All accounts receivable, petty cash, minute books, stock records, corporate seals, provider or vendor billing numbers, tax, corporate and regional accounting and financial books and records, technical systems, methods, policies, processes, procedures, controls, policy and procedure manuals, and trade or service names, associated marks and other intellectual property used in connection with the marketing and/or operation of the Property by Balanced Care Corporation, including the names "Balanced Care", "Outlook Pointe", "Balanced Gold" and "Treasures".

2. All phone systems (excluding Nurse Call System(s)) located at the Facility leased by Assignor.

3.     All  photocopiers  located  at  the  Facility  leased  by  Assignor.

4.     All  facsimile  machines  located  at  the  Facility  leased by Assignor.

5.     All  computer  equipment  located  at  the  Facility, including software.

6.     All  collateral  marketing  materials  located  at  the  Facility.